UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:  811-08702

Alliance All-Market Advantage Fund, Inc.
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
AllianceBernstein L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  September 30, 2006

Date of reporting period:  September 30, 2006

ITEM 1.  REPORTS TO STOCKHOLDERS.



Alliance All-Market Advantage Fund


September 30, 2006

Annual Report




     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS




---------------------------
Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
---------------------------

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein(R) at
(800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.


November 13, 2006

Annual Report

This report provides management's discussion of fund performance for Alliance All-Market Advantage Fund (the "Fund") for the annual reporting period ended September 30, 2006. The Fund is a closed-end fund that trades under the New York Stock Exchange symbol "AMO".


Investment Objectives and Policies

This closed-end fund seeks long-term growth of capital through all market conditions. Consistent with the investment style of AllianceBernstein's Large Cap Growth Team (the "team"), the Fund will invest in a core portfolio of equity securities (common stocks, securities convertible into common stocks and rights and warrants to subscribe for or purchase common stocks) of large, intensively researched, high-quality companies that, in the manager's judgment, are likely to achieve superior earnings growth. The Fund may invest up to 35% of its total assets in equity securities of non-U.S. companies. The Fund may invest up to 5% of its total assets in securities for which there is no ready market. The core portfolio typically consists of the 25 companies that are the most highly regarded by the team at any point in time. The balance of the Fund's portfolio may be invested in equity securities of other U.S. and non-U.S. companies that the team believes have exceptional growth potential. The Fund may make substantial use of specialized trading techniques, such as short selling, options, futures and leverage in an effort to enhance returns. The use of these techniques entails special risks. For more information regarding the Fund's risks, please see "A Word About Risk" on page 3 and "Note E-Risks Involved in Investing in the Fund" of the Notes to Financial Statements on page 17.


Investment Results

The table on page 4 shows the Fund's performance compared to its benchmark, the Russell 1000 Growth Index, as well as the overall large capitalization stock market, as represented by the Standard & Poor's (S&P) 500 Stock Index, for the six- and 12-month periods ended September 30, 2006.

For the 12-month period ended September 30, 2006, the Fund underperformed its benchmark, the Russell 1000 Growth Index. The Fund lost the most ground relative to the Index in the energy sector due to both inferior stock selection and overweighting this underperforming sector. In the consumer discretionary and health care sectors, the Fund lagged the Index due to weaker stock selection. The Fund posted its largest gains relative to the Index in the financial services and technology sectors primarily due to better stock selection.

For the six-month period ended September 30, 2006, the Fund underperformed its benchmark, the Russell 1000 Growth Index, largely due to adverse stock selection in the technology sector. Subpar stock selection in the energy, consumer discretionary and health care sectors also detracted from the Fund's performance relative to the Index. An overweighted position in the outperforming financial services sector contributed the most to the Fund's


ALLIANCE ALL-MARKET ADVANTAGE FUND o 1


return. Better stock selection in the materials and processing sector was also additive.


Market Review and Investment Strategy

The inflation fears that emerged late in the first quarter and that dominated investor sentiment through July dissipated suddenly following the August 8, 2006 Federal Reserve's (the "Fed") decision not to raise interest rates. The fear that inflation would drive higher interest rates helped make investors wary of growth stocks whose future cash flows are worth less in real terms if interest rates increase. After the Fed paused, growth stocks rallied. This rally was reflected in the returns of the Russell 1000 Growth Index, which outperformed the Russell 1000 Value Index in both August and September.

A significant factor in the Fund's underperformance during the six months ended September 30, 2006, is that the Fund is more skewed toward the fastest-growing companies than the benchmark and the Fund's growth profile remains highly aggressive. As has been the case for some time now, future year earnings growth forecasts for the Russell 1000 Growth Index are at or above historical averages, yet the premiums (relative to the broad market) that investors must pay for this superior growth have remained near the lowest on record. Consequently, the Fund is invested in some of the fastest-growing companies at a minimal price premium. In the view of the Fund's manager, the widespread misalignment between growth prospects and valuations is too anomalous to last.


2 o ALLIANCE ALL-MARKET ADVANTAGE FUND


HISTORICAL PERFORMANCE


An Important Note About the Value of Historical Performance

The performance on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.


Alliance All-Market Advantage Fund Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling 800.219.4218. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc., Morningstar, Inc. and Bloomberg. The Fund's NYSE trading symbol is "AMO". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and in other newspapers in a table called "Closed-End Funds". For additional shareholder information regarding this Fund, please see page 40.


Benchmark Disclosure

Neither the unmanaged Russell 1000 Growth Index nor the unmanaged Standard & Poor's (S&P) 500 Stock Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. The unmanaged Russell 1000 Index is composed of 1,000 of the largest capitalized companies that are traded in the United States. The S&P 500 Stock Index is composed of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any particular investment, including the Fund.


A Word About Risk

The Fund invests in a limited number of securities and is subject to focused portfolio risk. Fluctuations in the value of a single security or several security holdings could have a more significant effect, either positive or negative, on the Fund's net asset value. The Fund's assets can be invested in foreign securities. This may magnify asset value fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility and less liquidity due to political and economic uncertainties in foreign countries. The Fund can engage in short selling, which is a type of investment strategy that can incur additional fees. If appropriate, the Fund can utilize a variety of leveraged investment strategies. Such borrowings involve additional risk to the Fund, since interest expense may be greater than the income from or appreciation of the securities carried by the borrowings and since the value of the securities carried may decline below the amount borrowed. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments.


(Historical Performance continued on next page)


ALLIANCE ALL-MARKET ADVANTAGE FUND o 3


HISTORICAL PERFORMANCE
(continued from previous page)


                                                             Returns
THE FUND VS. ITS BENCHMARK                  ---------------------------------
PERIODS ENDED SEPTEMBER 30, 2006            6 Months                12 Months
-------------------------------------------------------------------------------
Alliance All-Market
  Advantage Fund (NAV)                       -6.23%                    0.58%

Russell 1000 Growth Index                    -0.12%                    6.04%

S&P 500 Stock Index                           4.14%                   10.78%


      The Fund's Market Price per share on September 30, 2006 was $14.36. The Fund's Net Asset Value Price per share on September 30, 2006 was $12.83. For additional Financial Highlights, please see page 23.


GROWTH OF A $10,000 INVESTMENT IN THE FUND
9/30/96 TO 9/30/06


[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]


Alliance All-Market Advantage Fund (NAV): $19,969

Russell 1000 Growth Index: $17,011

S&P 500 Stock Index: $22,791

                 Alliance All-Market     Russell 1000           S&P 500
                Advantage Fund (NAV)     Growth Index         Stock Index
-------------------------------------------------------------------------------
9/30/96               $ 10,000            $  10,000           $   10,000
9/30/97               $ 16,572            $  13,630           $   14,043
9/30/98               $ 18,706            $  15,144           $   15,318
9/30/99               $ 26,642            $  20,422           $   19,575
9/30/00               $ 32,066            $  25,207           $   22,173
9/30/01               $ 18,656            $  13,703           $   16,272
9/30/02               $ 14,440            $  10,618           $   12,942
9/30/03               $ 15,926            $  13,370           $   16,095
9/30/04               $ 16,494            $  14,374           $   18,326
9/30/05               $ 19,857            $  16,042           $   20,571
9/30/06               $ 19,969            $  17,011           $   22,791


This chart illustrates the total value of an assumed $10,000 investment in Alliance All-Market Advantage Fund at net asset value (NAV) (from 9/30/96 to 9/30/06) as compared to the performance of the Fund's benchmark, the Russell 1000 Growth Index, and the overall market, as represented by the S&P 500 Stock Index. The chart assumes the reinvestment of dividends and capital gains distributions at prices obtained pursuant to the Fund's dividend reinvestment plan.


See Historical Performance and Benchmark disclosures on previous page.


4 o ALLIANCE ALL-MARKET ADVANTAGE FUND


PORTFOLIO SUMMARY
September 30, 2006


PORTFOLIO STATISTICS
Net Assets ($mil): $47.4


SECTOR BREAKDOWN*

o     29.6%    Technology
o     20.8%    Health Care
o     20.6%    Finance
o      9.3%    Consumer Services
o      5.4%    Energy                    [Pie Chart Omitted]
o      4.4%    Consumer Staples
o      4.1%    Aerospace & Defense
o      2.3%    Basic Industry
o      1.0%    Capital Goods

o      2.5%    Short-Term


TEN LARGEST HOLDINGS
September 30, 2006


                                                               Percent of
Company                                U.S. $ Value            Net Assets
-------------------------------------------------------------------------------
Apple Computer, Inc.                   $ 3,027,278                 6.4%
WellPoint, Inc.
  (common stock & option)                2,722,370                 5.7
Google, Inc. Class A                     2,445,562                 5.2
Procter & Gamble Co.                     2,150,706                 4.5
The Boeing Co.                           2,042,215                 4.3
Genentech, Inc.                          1,662,270                 3.5
Yahoo!, Inc.                             1,520,592                 3.2
Alcon, Inc.                              1,442,700                 3.0
Halliburton Co.                          1,394,050                 3.0
QUALCOMM, Inc.                           1,374,030                 3.0
                                      $ 19,781,773                41.8%


* All data are as of September 30, 2006. The Fund's sector breakdown is expressed as a percentage of total investments and may vary over time.

      Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of this report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund's prospectus.


ALLIANCE ALL-MARKET ADVANTAGE FUND o 5


PORTFOLIO OF INVESTMENTS
September 30, 2006

Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS-99.3%

Technology-30.8%
Communication Equipment-6.7%
Cisco Systems, Inc.(a)                           31,000       $  713,000
Corning, Inc.(a)                                 45,100        1,100,891
QUALCOMM, Inc.                                   37,800        1,374,030
                                                             ------------
                                                               3,187,921

Computer Hardware/Storage-7.4%
Apple Computer, Inc.(a)                          39,300        3,027,278
Hewlett-Packard Co.                              13,000          476,970
                                                             ------------
                                                               3,504,248

Computer Peripherals-1.5%
Network Appliance, Inc.(a)                       19,300          714,293

Internet Media-8.4%
Google, Inc. Class A(a)                           6,085        2,445,562
Yahoo!, Inc.(a)                                  60,150        1,520,592
                                                             ------------
                                                               3,966,154

Semiconductor Components-5.3%
Advanced Micro Devices, Inc.(a)                  41,200        1,023,820
Broadcom Corp. Class A(a)                        32,700          992,118
NVIDIA Corp.(a)                                  17,200          508,948
                                                             ------------
                                                               2,524,886

Software-1.5%
Electronic Arts, Inc.(a)                          4,300          239,424
Oracle Corp.(a)                                  26,700          473,658
                                                             ------------
                                                                 713,082
                                                             ------------
                                                              14,610,584

Finance-21.4%
Banking - Money Center-5.0%
JPMorgan Chase & Co.                             22,100        1,037,816
UBS AG                                           22,600        1,340,406
                                                             ------------
                                                               2,378,222

Banking - Regional-0.8%
Northern Trust Corp.                              6,100          356,423

Brokerage & Money Management-11.3%
Franklin Resources, Inc.                         12,500        1,321,875
Legg Mason, Inc.                                 13,400        1,351,524
Merrill Lynch & Co., Inc.                        15,100        1,181,122
Morgan Stanley                                    3,300          240,603
The Goldman Sachs Group, Inc.                     7,400        1,251,858
                                                             ------------
                                                               5,346,982

Insurance-2.3%
American International Group, Inc.               16,600        1,099,916


6 o ALLIANCE ALL-MARKET ADVANTAGE FUND


Company                                           Shares     U.S. $ Value
-------------------------------------------------------------------------------
Miscellaneous-2.0%
Chicago Mercantile Exchange Holdings, Inc.          650     $  3  10,863
NYSE Group, Inc.(a)                               8,600          642,850
                                                             ------------
                                                                 953,713
                                                             ------------
                                                              10,135,256

Health Care-19.5%
Biotechnology-4.3%
Genentech, Inc.(a)                               20,100        1,662,270
Gilead Sciences, Inc.(a)                          5,600          384,720
                                                             ------------
                                                               2,046,990

Drugs-2.3%
Teva Pharmaceutical
  Industries Ltd. (ADR)                          32,300        1,101,107

Medical Products-3.1%
Alcon, Inc.                                      12,600        1,442,700

Medical Services-9.8%
Caremark Rx, Inc.                                24,000        1,360,080
Medco Health Solutions, Inc.(a)                  17,000        1,021,870
WellPoint, Inc.(a)                               29,400        2,265,270
                                                             ------------
                                                               4,647,220
                                                             ------------
                                                               9,238,017

Consumer Services-9.7%
Cellular Communications-1.6%
America Movil SA de CV
  Series L (ADR)                                 19,500          767,715

Restaurant & Lodging-4.8%
Hilton Hotels Corp.                               9,000          250,650
Las Vegas Sands Corp.(a)                          4,200          287,070
Marriott International, Inc.
  Class A                                         6,300          243,432
McDonald's Corp.                                 25,700        1,005,384
Starwood Hotels & Resorts
  Worldwide, Inc.                                 8,200          468,958
                                                             ------------
                                                               2,255,494

Retail - General Merchandise-3.3%
Kohl's Corp.(a)                                  12,200          792,024
Target Corp.                                     14,000          773,500
                                                             ------------
                                                               1,565,524
                                                             ------------
                                                               4,588,733

Energy-5.6%
Oil Service-5.6%
GlobalSantaFe Corp.                               9,600          479,904
Halliburton Co.                                  49,000        1,394,050
Schlumberger Ltd.                                12,300          762,969
                                                             ------------
                                                               2,636,923


ALLIANCE ALL-MARKET ADVANTAGE FUND o 7


                                               Shares,
                                            Contracts(b)
                                            or Principal
                                               Amount
Company                                         (000)       U.S. $ Value
-------------------------------------------------------------------------------
Consumer Staples-4.5%
Household Products-4.5%
Procter & Gamble Co.                             34,700     $  2,150,706

Aerospace & Defense-4.3%
Aerospace-4.3%
The Boeing Co.                                   25,900        2,042,215

Basic Industry-2.4%
Chemicals-2.4%
Monsanto Co.                                     23,800        1,118,838

Capital Goods-1.1%
Electrical Equipment-1.1%
Emerson Electric Co.                              5,900          494,774

Total Common Stocks
  (cost $38,891,526)                                          47,016,046

CALL OPTIONS PURCHASED(a)-2.2%
Gilead Sciences, Inc.
  expiring Jan '07 @ $35                            165          565,950
Nabors Industries Ltd.
  expiring Oct '06 @ $32.50                         240            3,600
WellPoint, Inc.
  expiring Jan '07 @ $45                            140          457,100

Total Call Options Purchased
  (cost $939,565)                                              1,026,650

SHORT-TERM INVESTMENT-2.6%
Time Deposit-2.6%
The Bank of New York
  4.25%, 10/02/06
  (cost $1,250,000)                          $    1,250        1,250,000

Total Investments-104.1%
  (cost $41,081,091)                                          49,292,696
Other assets less liabilities-(4.1%)                          (1,923,333)

Net Assets-100%                                              $47,369,363


(a)   Non-income producing security.

(b)   One contract relates to 100 shares unless otherwise indicated.

      Glossary:
      ADR-American Depositary Receipt

      See notes to financial statements.


8 o ALLIANCE ALL-MARKET ADVANTAGE FUND


STATEMENT OF ASSETS & LIABILITIES
September 30, 2006


Assets
Investments in securities, at value (cost $41,081,091)         $ 49,292,696
Cash                                                                  9,030
Receivable for investment securities sold                           734,637
Dividends and interest receivable                                    17,956
Total assets                                                     50,054,319

Liabilities
Payable for investment securities purchased                       1,384,453
Dividends payable                                                 1,188,619
Administrative fee payable                                           23,069
Advisory fee payable                                                 14,488
Accrued expenses                                                     74,327
Total liabilities                                                 2,684,956
Net Assets                                                     $ 47,369,363

Composition of Net Assets
Capital stock, at par                                          $     36,914
Additional paid-in capital                                       52,799,374
Accumulated net realized loss on
  investment transactions                                       (13,678,530)
Net unrealized appreciation of investments                        8,211,605
                                                               $ 47,369,363

Net Asset Value Per Share--300 million
  shares of capital stock authorized,
  $.01 per value
  (based on 3,691,364 shares outstanding)                      $      12.83


See notes to financial statements.


ALLIANCE ALL-MARKET ADVANTAGE FUND o 9


STATEMENT OF OPERATIONS
Year Ended September 30, 2006


Investment Income
Dividends (net of foreign taxes
  withheld of $7,634)                     $     288,904
Interest                                         95,048         $   383,952

Expenses
Advisory fee                                    750,757
Custodian                                       118,106
Administrative                                   94,120
Legal                                            84,115
Audit                                            55,486
Directors' fees                                  40,317
Printing                                         38,047
Registration                                     23,957
Transfer agency                                   9,618
Miscellaneous                                    11,852
Total expenses                                1,226,375
Less: expenses waived by the Adviser
  (see Note B)                                  (51,602)
Net expenses                                                      1,174,773
Net investment loss                                                (790,821)

Realized and Unrealized Gain (Loss)
on Investment Transactions
Net realized gain (loss) on:
  Investment transactions                                         4,886,958
  Futures contracts                                                (138,665)
  Written options                                                    61,462
Net change in unrealized
  appreciation/depreciation of
  investments                                                    (3,396,585)
Net gain on investment transactions                               1,413,170
Net Increase in Net Assets from
  Operations                                                    $   622,349


See notes to financial statements.


10 o ALLIANCE ALL-MARKET ADVANTAGE FUND


STATEMENT OF CHANGES IN NET ASSETS


                                            Year Ended          Year Ended
                                           September 30,       September 30,
                                                2006                2005
-------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
from Operations
Net investment loss                         $  (790,821)        $  (381,663)
Net realized gain on investment
  transactions                                4,809,755           2,902,445
Net change in unrealized
  appreciation/depreciation of
  investments                                (3,396,585)          6,734,680
Net increase in net assets from
  operations                                    622,349           9,255,462

Distributions to Shareholders from
Net realized gain on investment
  transactions                               (5,085,941)         (1,614,458)
Tax return of capital                           (67,042)         (3,192,492)

Common Stock Transactions
Reinvestment of dividends resulting
  in the issuance of common stock               173,020             260,117
Total increase (decrease)                    (4,357,614)          4,708,629

Net Assets
Beginning of period                          51,726,977          47,018,348
End of period (including net
  investment loss of $0 and $0,
  respectively)                            $ 47,369,363        $ 51,726,977


See notes to financial statements.


ALLIANCE ALL-MARKET ADVANTAGE FUND o 11


NOTES TO FINANCIAL STATEMENTS
September 30, 2006


NOTE A
Significant Accounting Policies

Alliance All-Market Advantage Fund, Inc. (the "Fund") was incorporated under the laws of the state of Maryland on August 16, 1994 and is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known


12 o ALLIANCE ALL-MARKET ADVANTAGE FUND


as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

3. Investment Income and Investment Transactions

Dividend income (or expense on securities sold short) is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis.

4. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


ALLIANCE ALL-MARKET ADVANTAGE FUND o 13


The Fund distributes to its shareholders an amount equal to 2.5% of the Fund's total net assets at the beginning of each of the first three quarters of the calendar year. With respect to the fourth quarter, an amount equal to at least 2.5% of the total net assets is distributed to shareholders. If these distributions exceed the Fund's aggregate net investment income and net realized capital gains with respect to a given year, the difference will generally constitute a return of capital to shareholders.


NOTE B
Advisory Fee and Other Transactions with Affiliates

Under the terms of an Investment Advisory Agreement, the Fund pays the Adviser a fee comprised of a basic fee (the "Basic Fee") and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the Russell 1000R Growth Index ( the "Index"). The Basic Fee is 1.25% of the average of the net assets of the Fund, and may be adjusted upward or downward by up to .55%. During the year ended September 30, 2006, the Adviser voluntarily waived .10% of the Basic Fee; such waiver amounted to $51,602. Under the terms of the Investment Advisory Agreement, the performance period for calculation of adjustments to the Basic Fee is a rolling 36-month period ending with the most recent calendar month. During the year ended September 30, 2006, the fee as adjusted, amounted to 1.35% of the Fund's average net assets.

Pursuant to an Administration Agreement, the Fund reimburses the Administrator AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Administrator") for its costs incurred for providing administrative services, provided however that such reimbursement shall not exceed an annualized rate of .25% of the average weekly net assets of the Fund.

Under the terms of a Shareholder Inquiry Agency Agreement with AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.) ("ABIS"), a wholly-owned subsidiary of the Adviser, the Fund reimburses ABIS for costs relating to servicing phone inquiries on behalf of the Fund. During the year ended September 30, 2006, the Fund reimbursed ABIS $190 for such cost.

Under the terms of a Shareholder Servicing Agreement, the Fund paid its Shareholder Servicing Agent, UBS PaineWebber, Inc. a quarterly fee equal to the annualized rate of .10% of the Fund's average weekly net assets. The Shareholder Servicing Agreement was terminated effective October 1, 2005.

Brokerage commissions paid on investment transactions for the year ended September 30, 2006 amounted to $117,443, of which $508 and $0, respectively, was paid to Sanford C. Bernstein Co., LLC and Sanford C.Bernstein Limited, affiliates of the Adviser.


14 o ALLIANCE ALL-MARKET ADVANTAGE FUND


NOTE C
Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended September 30, 2006, were as follows:

                                             Purchases             Sales
-------------------------------------------------------------------------------
Investment securities (excluding
  U.S. government securities)              $ 62,797,416        $ 67,826,232
U.S. government securities                           -0-                 -0-


The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost                                                           $ 41,676,495
Gross unrealized appreciation                                  $  7,693,645
Gross unrealized depreciation                                       (77,444)
Net unrealized appreciation                                    $  7,616,201


1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of a contract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not per-


ALLIANCE ALL-MARKET ADVANTAGE FUND o 15


form under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium received reduces the cost basis of the security purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund's selling or buying a security at a price different from the current market value.

Transactions in written options for the year ended September 30, 2006 were as follows:

                                                Number of          Premiums
                                                Contracts          Received
-------------------------------------------------------------------------------
Options outstanding at
  September 30, 2005                                 -0-          $      -0-
Options written                                      26              73,500
Options terminated in closing
  purchase transactions                             (26)            (73,500)
Options outstanding at
  September 30, 2006                                 -0-          $      -0-


3. Securities Sold Short

The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of replacement. The Fund's obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. In addition, the Fund will consider the short sale to be a borrowing by the Fund that is subject to the asset coverage requirements of the 1940 Act. Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from


16 o ALLIANCE ALL-MARKET ADVANTAGE FUND


losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases can not exceed the total amount invested.


NOTE D
Capital Stock

During the years ended September 30, 2006 and September 30, 2005, the Fund issued 12,474 shares and 19,193 shares, respectively, in connection with the Fund's dividend reinvestment plan.


NOTE E
Risks Involved in Investing in the Fund

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of the future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. Government.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss thereunder to be remote.


NOTE F
Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2006 and September 30, 2005 were as follows:

                                                2006                2005
-------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                           $ 5,085,941         $ 1,614,458
Total taxable distributions                   5,085,941           1,614,458
Tax return of capital                            67,042           3,192,492
Total distributions paid                    $ 5,152,983         $ 4,806,950


ALLIANCE ALL-MARKET ADVANTAGE FUND o 17


As of September 30, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                          $ (11,894,508)(a)
Unrealized appreciation/(depreciation)                            7,616,201(b)
Total accumulated earnings/(deficit)                          $  (4,278,307)(c)


(a) On September 30, 2006, the Fund had a net capital loss carryforward of $11,842,062 of which $371,706 expires in the year 2010 and $11,470,356 expires in 2011. Future realized gains offset by the loss carryforwards are not required to be distributed to shareholders. However, under the Fund's distribution policy, such gains may be distributed to shareholders in the year the gains are realized. Any such gains distributed may be taxable to shareholders. During the year ended September 30, 2006, the Fund utilized $5,103,998 in carryforward losses. As of September 30, 2006, the Fund deferred tax straddle losses of $52,446.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

(c) The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

During the current fiscal year permanent differences primarily due to the disallowance of the net operating loss, taxable over distributions, and a tax return of capital, resulted in a decrease to net investment loss, a decrease in the accumulated net realized loss on investment transactions and corresponding decrease in additional paid-in capital. This reclassification had no effect on net assets.

Please see Note A for additional information regarding the Fund's distributions.


NOTE G
Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or the lawsuits described below. Please see below for a description of the agreements reached by the Adviser and the SEC and NYAG in connection with the investigations mentioned above.

Numerous lawsuits have been filed against the Adviser and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and NYAG investigations referred to


18 o ALLIANCE ALL-MARKET ADVANTAGE FUND


above. Some of these lawsuits name the Fund as a party. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual funds involving market and late trading in the District of Maryland (the "Mutual Fund MDL"). Management of the Adviser believes that these private lawsuits are not likely to have a material adverse effect on the results of operations or financial condition of the Fund.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuation dated September 1, 2004 ("NYAGOrder"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing practices described in the SEC Order and are not expected to participate in the Reimbursement Fund. Since the Fund is a closed-end fund, it will not have its advisory fee reduced pursuant to the terms of the agreements mentioned above.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the


ALLIANCE ALL-MARKET ADVANTAGE FUND o 19


"Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in certain of the complaints related to the lawsuits discussed above. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the SEC Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, Alliance and Alliance Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Fund was not named as a defendant in the Aucoin Complaint. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation


20 o ALLIANCE ALL-MARKET ADVANTAGE FUND


of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

The Adviser believes that these matters are not likely to have a material adverse effect on the Fund or the Adviser's ability to perform advisory services relating to the Fund.


NOTE H
Change of Independent Registered Public Accounting Firm

On June 14, 2006, KPMG LLP ("KPMG") was selected as the Fund's independent registered public accounting firm for the 2006 fiscal year. A majority of the Fund's Board of Directors, including a majority of the Independent Directors, approved the appointment of KPMG. The predecessor independent registered public accounting firm's reports on the Fund's financial statements for the year ended September 30, 2005, and the year ended September 30, 2004 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods there were no disagreements between the Fund and the predecessor independent registered public accounting firm on any matter of accounting principles or prac-


ALLIANCE ALL-MARKET ADVANTAGE FUND o 21


tices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent registered public accounting firm, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such periods.


NOTE I
Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.


22 o ALLIANCE ALL-MARKET ADVANTAGE FUND


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period


                                                                 Year Ended September 30,
                                            ---------------------------------------------------------------
                                                2006         2005         2004         2003         2002
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $14.06         $12.85         $13.69       $13.65       $19.68

Income From Investment
  Operations
Net investment loss(a)                          (.21)(b)       (.10)(b)       (.18)        (.22)        (.26)
Net realized and unrealized
  gain (loss) on investment
  transactions                                   .38           2.62            .76         1.58        (3.82)
Net increase (decrease)
  in net asset value
  from operations                                .17           2.52            .58         1.36        (4.08)

Less: Distributions
Distributions from
  net realized
  gain on investments                          (1.38)          (.44)         (1.21)          -0-          -0-
Tax return of capital                           (.02)          (.87)          (.21)       (1.32)       (1.95)
Total distributions                            (1.40)         (1.31)         (1.42)       (1.32)       (1.95)
Net asset value,
  end of period                               $12.83         $14.06         $12.85       $13.69       $13.65
Market value, end of period                   $14.36         $14.15         $14.19       $14.30       $13.45
Premium/(Discount)                             11.93%           .64%         10.43%        4.46%       (1.47)%

Total Return
Total investment return
  based on:(c)
Market value                                   11.86%          9.72%          9.39%       16.93%      (24.59)%
Net asset value                                  .58%         20.39%          3.74%       10.42%      (22.64)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                            $47,369        $51,727        $47,018      $49,797      $49,534
Ratio to average net assets of:
  Expenses, before waivers                      2.38%          1.79%          1.74%        2.28%        2.06%
  Expenses, net of waivers                      2.28%          1.73%          1.73%        2.28%        2.06%
  Net investment loss                          (1.53)%(b)      (.78)%(b)     (1.30)%      (1.58)%      (1.38)%
Portfolio turnover rate                          134%           189%           336%         294%         215%


See footnote summary on page 24.


ALLIANCE ALL-MARKET ADVANTAGE FUND o 23


(a)   Based on average shares outstanding.

(b)   Net of waivers/reimbursement by the Adviser.

(c) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.


24 o ALLIANCE ALL-MARKET ADVANTAGE FUND


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Board of Directors and Shareholders
Alliance All-Market Advantage Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Alliance All-Market Advantage Fund, Inc. as of September 30, 2006, and the related statement of operations, statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended September 30, 2005 and the financial highlights for each of the years in the four-year period ended September 30, 2005 were audited by other independent registered public accountants whose report thereon, dated November 22, 2005, expressed an unqualified opinion on that financial statement and those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance All-Market Advantage Fund, Inc. as of September 30, 2006, and the results of its operations, changes in its net assets, and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

New York, New York
November 22, 2006


ALLIANCE ALL-MARKET ADVANTAGE FUND o 25


ADDITIONAL INFORMATION
(unaudited)

Shareholders whose shares are registered in their own names will automatically be participants in the Dividend Reinvestment Plan (the "Plan"), pursuant to which distributions to shareholders will be paid in or reinvested in additional shares of the Fund. Computershare Trust Company, N.A. (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares a distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

   (i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

  (ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Plan Agent will receive the distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's accounts will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that


26 o ALLIANCE ALL-MARKET ADVANTAGE FUND


may be payable (or required to be withheld) on distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to suspend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at Computershare Trust Company, N.A., P.O. Box 43010, Providence, RI 02940-3010.


ALLIANCE ALL-MARKET ADVANTAGE FUND o 27


BOARD OF DIRECTORS


William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner, Jr.(1)


OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Thomas J. Bardong, Vice President
John A. Koltes, Vice President
Daniel Nordby, Vice President
Michael J. Reilly(2), Vice President
Emilie D. Wrapp, Secretary
Joseph J. Mantineo, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller


Administrator

AllianceBernstein L.P.
1345 Avenue of the Americas
New York, NY 10105


Custodian

The Bank of New York
100 Church Street
New York, NY 10286


Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004


Dividend Paying Agent, Transfer Agent and Registrar

Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI
02940-3010


Independent Registered Public Accounting Firm

KPMG LLP
345 Park Avenue
New York, NY 10154


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) Mr. Reilly is the investment professional primarily responsible for the day-to-day management of the Fund's investment portfolio.

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

      This report, including the financial statements herein, is transmitted to the shareholders of Alliance All-Market Advantage Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

      Annual Certifications - As required, on April 21, 2006, the Fund submitted to the New York Stock Exchange ("NYSE") the annual certification of the Fund's Chief Executive Officer certifying that he is not aware of any violation of the NYSE's Corporate Governance listing standards. The Fund also has included the certifications of the Fund's Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund's Form N-CSR filed with the Securities and Exchange Commission for the period.


28 o ALLIANCE ALL-MARKET ADVANTAGE FUND


MANAGEMENT OF THE FUND


Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.


                                                                                        PORTFOLIOS
                                                                                         IN FUND                  OTHER
       NAME,                                    PRINCIPAL                                COMPLEX              DIRECTORSHIPS
   ADDRESS, AGE                                OCCUPATION(S)                            OVERSEEN BY              HELD BY
  (FIRST YEAR ELECTED*)                     DURING PAST 5 YEARS                          DIRECTOR                DIRECTOR
------------------------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTOR

Marc O.Mayer, **                   Executive Vice President of the Adviser                 111              SCB Partners, Inc.
1345 Avenue of the                 since 2001, and Executive Managing                                         and SCB Inc.
Americas,                          Director of AllianceBernstein Investments,
New York, NY 10105                 Inc. ("ABI") since 2003; prior thereto, he
49                                 was head of AllianceBernstein Institutional
(2003)                             Investments, a unit of the Adviser
                                   from 2001-2003. Prior thereto, Chief
                                   Executive Officer of Sanford C.
                                   Bernstein & Co., LLC (institutional
                                   research and brokerage arm of
                                   Bernstein & Co., LLC) ("SCB & Co.")
                                   and its predecessor since prior to 2001.


DISINTERESTED DIRECTORS

Chairman of the Board              Investment Adviser and an Independent                   113              None
William H. Foulk, Jr., #, +        Consultant. He was formerly Senior
P.O. Box 5060                      Manager of Barrett Associates, Inc.,
Greenwich, CT                      a registered investment adviser, with
06831-0505                         which he had been associated since
74                                 prior to 2001. He was formerly Deputy
(1994)                             Comptroller and Chief Investment
                                   Officer of the State of New York and,
                                   prior thereto, Chief Investment Officer
                                   of the New York Bank for Savings.

David H. Dievler, #                Independent Consultant. Until                           112              None
P.O. Box 167                       December 1994, he was Senior Vice
Spring Lake, NJ 07762              President of AllianceBernstein
77                                 Corporation ("AB Corp") (formerly,
(1994)                             Alliance Capital Management
                                   Corporation) responsible for mutual
                                   fund administration. Prior to joining
                                   AB Corp. in 1984, he was Chief
                                   Financial Officer of Eberstadt Asset
                                   Management since 1968. Prior to
                                   that, he was a Senior Manager at
                                   Price Waterhouse & Co. Member
                                   of American Institute of Certified
                                   Public Accountants since 1953.


ALLIANCE ALL-MARKET ADVANTAGE FUND o 29


                                                                                        PORTFOLIOS
                                                                                         IN FUND                 OTHER
       NAME,                                    PRINCIPAL                                COMPLEX             DIRECTORSHIPS
   ADDRESS, AGE                                OCCUPATION(S)                            OVERSEEN BY             HELD BY
  (FIRST YEAR ELECTED*)                     DURING PAST 5 YEARS                          DIRECTOR               DIRECTOR
------------------------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
(continued)

John H. Dobkin, #                  Consultant. Formerly, President                         111                   None
P.O. Box 12                        of Save Venice, Inc. (preservation
Annandale, NY 12504                organization) from 2001-2002,
64                                 Senior Advisor from June 1999-
(1994)                             June 2000 and President of Historic
                                   Hudson Valley (historic preservation)
                                   from December 1989-May 1999.
                                   Previously, Director of the National
                                   Academy of Design and during
                                   1988-1992, Director and Chairman
                                   of the Audit Committee of AB
                                   Corp. (formerly, Alliance Capital
                                   Management Corporation).

Michael J. Downey, #               Consultant since January 2004.                          111           Asia Pacific Fund,
c/o AllianceBernstein L.P.         Formerly, managing partner of                                            Inc., and
Attn:Philip Kirstein               Lexington Capital, LLC (investment                                    The Merger Fund
1345 Avenue of the                 advisory firm) from December 1997
Americas                           until December 2003. Prior thereto,
New York, NY 10105                 Chairman and CEO of Prudential
62                                 Mutual Fund Management from
(2005)                             1987 to 1993.

D. James Guzy, #                   Chairman of the Board of PLX                            111                Intel
P.O. Box 128                       Technology (semi-conductors) and of                                     Corporation
Glenbrook, NV 89413                SRC Computers Inc., with which he                                          (semi-
70                                 has been associated since prior to                                       conductors);
(2005)                             2001. He is also President of the Arbor                                 Cirrus Logic
                                   Company (private family investments).                                   Corporation
                                                                                                               (semi-
                                                                                                            conductors);
                                                                                                              and the
                                                                                                           Davis Selected
                                                                                                           Advisors Group
                                                                                                           of Mutual Funds

Nancy P. Jacklin, #                Formerly, U.S. Executive Director                       111                   None
4046 Chancery Court, NW            of the International Monetary Fund
Washington, DC 20007               (December 2002-May 2006); Partner,
58                                 Clifford Chance (1992-2002); Senior
(2006)                             Counsel, International Banking and
                                   Finance, and Associate General
                                   Counsel, Citicorp (1985-1992);
                                   Assistant General Counsel (Inter-
                                   national), Federal Reserve Board of
                                   Governors (1982-1985); and Attorney
                                   Advisor, U.S. Department of the
                                   Treasury (1973-1982). Member of the
                                   Bar of the District of Columbia and of
                                   New York; and member of the Council
                                   on Foreign Relations.


30 o ALLIANCE ALL-MARKET ADVANTAGE FUND


                                                                                        PORTFOLIOS
                                                                                         IN FUND                 OTHER
       NAME,                                    PRINCIPAL                                COMPLEX             DIRECTORSHIPS
   ADDRESS, AGE                                OCCUPATION(S)                            OVERSEEN BY             HELD BY
  (FIRST YEAR ELECTED*)                     DURING PAST 5 YEARS                          DIRECTOR               DIRECTOR
------------------------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
(continued)

Marshall C. Turner, Jr., #         Principal of Turner Venture Associates                  111                 The George
220 Montgomery Street              (venture capital and consulting) since                                         Lucas
Penthouse 10,                      prior to 2001. From 2003 until May 31,                                      Educational
San Francisco, CA                  2006, he was CEO of Toppan                                                  Foundation;
94104-3402                         Photomasks, Inc., Austin, Texas                                            and National
65                                 (semi-conductor manufacturing                                              Datacast, Inc.
(2005)                             services).


*     There is no stated term of office for the Fund's Directors.

**    Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.

#     Member of the Audit Committee, the Governance and Nominating Committee
and the Independent Directors Committee.

+     Member of the Fair Value Pricing Committee.


ALLIANCE ALL-MARKET ADVANTAGE FUND o 31


Officers of the Fund

Certain information concerning the Fund's Officers is set forth below.


 NAME, ADDRESS*                    POSITION(S)                     PRINCIPAL OCCUPATION
   AND AGE                       HELD WITH FUND                     DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------
Marc O. Mayer                 President and Chief           See biography above.
49                            Executive Officer

Philip L. Kirstein            Senior Vice President         Senior Vice President and Independent
61                            and Independent               Compliance Officer of the Alliance-
                              Compliance Officer            Bernstein Funds, with which he has
                                                            been associated since October 2004.
                                                            Prior thereto, he was Of Counsel to
                                                            Kirkpatrick & Lockhart, LLP from
                                                            October 2003 to October 2004, and
                                                            General Counsel of Merrill Lynch
                                                            Investment Managers, L.P. since prior
                                                            to 2001 until March 2003.

Thomas J. Bardong             Vice President                Senior Vice President of the Adviser**,
61                                                          with which he has been associated
                                                            since prior to 2001.

John A. Koltes                Vice President                Senior Vice President of the Adviser**,
64                                                          with which he has been associated with
                                                            since prior to 2001.

Daniel Nordby                 Vice President                Senior Vice President of the Adviser**,
62                                                          with which he has been associated
                                                            since 2001.

Michael J. Reilly             Vice President                Senior Vice President of the Adviser**,
42                                                          with which he has been associated
                                                            since prior to 2001.

Emilie D. Wrapp               Secretary                     Senior Vice President, Assistant General
51                                                          Counsel and Assistant Secretary of
                                                            ABI**, with which she has been
                                                            associated since prior to 2001.

Joseph J. Mantineo            Treasurer and Chief           Senior Vice President of ABIS**, with
47                            Financial Officer             which he has been associated since
                                                            prior to 2001.

Vincent S. Noto               Controller                    Vice President of ABIS**, with which
41                                                          he has been associated since prior to
                                                            2001.


* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**    ABI, ABIS, the Adviser, and SCB & Co. are affiliates of the Fund.


32 o ALLIANCE ALL-MARKET ADVANTAGE FUND


Information Regarding the Review and Approval of the Fund's Advisory and Administration Agreements

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser and the continuance of the Administration Agreement between the Adviser (in such capacity, the "Administrator") and the Fund at a meeting held on September 13, 2006.

In preparation for the meeting, the directors had requested from the Adviser and received and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement and Administration Agreement with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in a private session at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement and the Administration Agreement, the directors considered all factors they believed relevant, including the following:

     1. information comparing the performance of the Fund to other investment companies with similar investment objectives and to an index;

     2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

     3. payments received by the Adviser from all sources in respect of the Fund and all investment companies in the AllianceBernstein Funds complex;

     4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Fund and to all investment companies in the AllianceBernstein Funds complex;

     5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

     6. the extent to which economies of scale would be realized to the extent the Fund grows and whether fee levels reflect any economies of scale for the benefit of investors;

     7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Fund, including the extent to which the Adviser benefits from soft dollar arrangements;


ALLIANCE ALL-MARKET ADVANTAGE FUND o 33


     8. portfolio turnover rates for the Fund compared to other investment companies with similar investment objectives;

     9. fall-out benefits which the Adviser and its affiliates receive from their relationships with the Fund;

     10. the Adviser's representation that there are no institutional products managed by the Adviser which have a substantially similar investment style as the Fund;

     11. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser;

     12.  the terms of the Advisory Agreement; and

     13.  the terms of the Administration Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors.

The directors determined that the overall arrangements (i) between the Fund and the Adviser, as provided in the Advisory Agreement, and (ii) between the Fund and the Administrator, as provided in the Administration Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement and Administration Agreement (including their determinations that the Adviser should continue to be the investment adviser for the Fund, that the Administrator should continue to be the administrator for the Fund, and that the fees payable to the Adviser pursuant to the Advisory Agreement and to the Administrator pursuant to the Administration Agreement are appropriate) were separately discussed by the directors.


34 o ALLIANCE ALL-MARKET ADVANTAGE FUND


Nature, Extent and Quality of Services Provided by the Adviser

The directors noted that, under the Advisory Agreement, the Adviser, subject to the oversight of the directors, administers the Fund's business and other affairs. The Adviser manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and policies. The Adviser also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the
Fund) and executive and other personnel as are necessary for the Fund's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors noted that the Advisory Agreement for the Fund does not contain a reimbursement provision for the cost of certain administrative and other services provided by the Adviser. The directors noted that under the Administration Agreement, the Administrator, subject to the supervision of the directors, renders certain administrative services to the Fund, including specified duties with respect to, among other things, the preparation of reports required to be sent to the Fund's shareholders, the preparation of reports required to be filed with the Securities and Exchange Commission on Form N-SAR, arranging for the dissemination to shareholders of proxy materials, negotiating the terms and conditions under which custodian and dividend disbursing services will be provided and the related fees, arranging for the calculation of the net asset value of the Fund, the calculation of the basic fee payable to the Adviser and the adjustment to the basic fee based on the investment performance of the Fund in relation to the investment record of the Russell 1000 Growth Index, determining the amounts available for distribution as dividends and distributions to shareholders, assisting the Fund's independent accountants with the filing of tax returns, monitoring compliance of the Fund's operations with the Act and with the Fund's investment policies and limitations, monitoring compliance of the Fund's operations with respect to short sales with the Investment Company Act of 1940 and with the Internal Revenue Code, and providing accounting and bookkeeping services.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and by the Administrator under the Administration Agreement and noted that the scope of services provided by advisers and administrators of funds had expanded over time as a result of regulatory and other developments. The directors noted that, for example, the Adviser (including in its capacity as Administrator of the Fund) is responsible for maintaining and monitoring its own and, to varying degrees, the Fund's compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, also were considered. The


ALLIANCE ALL-MARKET ADVANTAGE FUND o 35


directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement and the Administration Agreement.

Costs of Services Provided and Profitability to the Adviser

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser (including in its capacity as Administrator) for calendar years 2004 and 2005 that had been prepared with an updated expense allocation methodology. The directors noted that the updated methodology differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses. The directors focused on the profitability of the Adviser's relationship with the Fund before taxes. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. They noted that the Adviser makes presentations to the directors regarding its trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements, annually and had made a special presentation to the directors in May 2006 on this subject. The directors noted that the Adviser has represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements including the achievement of best execution.

The directors also noted that a subsidiary of the Adviser provides certain shareholder services to the Fund and receives compensation from the Fund for such


36 o ALLIANCE ALL-MARKET ADVANTAGE FUND


services and that brokers who are affiliated with the Adviser are permitted to execute brokerage transactions for the Fund subject to satisfaction of certain requirements and receive brokerage commissions from the Fund and liquidity rebates from electronic communication networks in connection with certain of such transactions.

The directors recognized that the Adviser's profitability would be somewhat lower if it did not receive research for soft dollars or if the Adviser's subsidiary did not receive the benefits described above. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting, the directors reviewed information prepared by the Adviser based on information obtained from Lipper showing performance of the Fund compared to other funds in the Lipper Growth Funds Average (the "Lipper Average") for periods ended June 30, 2006 over the year to date ("YTD"), 1-, 3-, 5- and 10-year and since inception periods (inception November 1994) and for each of the last ten calendar years, and as compared to the Standard & Poor's 500 Index (the "Index") for periods ended June 30, 2006 over the YTD, 1-, 3-, 5- and 10-year and since inception periods. The directors noted that in the Lipper Average comparison (eight funds in the YTD period, including the Fund), the Fund's performance was materially above the Lipper median in the 1- and 10-year and since inception periods, significantly below the Lipper median in the YTD period and materially below the Lipper median in the 3- and 5-year periods, and that the Fund's calendar year performance was at the Lipper median in 2001, significantly above the Lipper median in 1999 and 2005, materially above the Lipper median in 1996, 1997 and 1998 and significantly below the Lipper median in 2000, 2002, 2003 and 2004. The directors further noted that the Fund underperformed the Index in all periods reviewed. Based on their review and their discussion of the reasons for the Fund's recent underperformance with the Adviser, the directors retained confidence in the Adviser's ability to continue to advise the Fund and concluded that the Fund's investment performance was understandable. The directors informed the Adviser that they planned to closely monitor the Fund's performance.

Advisory Fees and Other Expenses

The directors considered the latest fiscal period actual management fees paid by the Fund (advisory fees paid to the Adviser and administration fees paid to the Adviser (in its capacity as Administrator of the Fund)) and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund. They compared the combined advisory and administration fees paid by the Fund to the advisory fees of other funds where there is no separate administrator. The directors recognized that it is difficult to make comparisons of advi-


ALLIANCE ALL-MARKET ADVANTAGE FUND o 37


sory fees because there are variations in the services that are included in the fees paid by other funds. In addition, the Fund's advisory fee incorporates a performance adjustment whereas most other funds do not pay fees with performance adjustments, making comparisons particularly difficult.

The directors noted that in connection with the settlement of the market timing matter with the New York Attorney General, the Adviser agreed to material reductions (averaging 20%) in the fee schedules of most of the open-end funds sponsored by the Adviser (other than money market funds), and that the open-end funds had benefited from such fee reductions since 2004. The directors had previously requested a reduction in the advisory fees of the Fund to the levels charged to comparable open-end funds managed by the Adviser and had considered the Adviser's position that no fee adjustments were warranted in the Fund's particular circumstances, including the performance adjustment in its fee and the base fee waiver referred to below. After discussion with the directors at the September 2005 meeting, the Adviser had agreed to continue the current 10 basis point base fee waiver (5 basis points from June 30, 2004 to June 30, 2005 and an additional 5 basis points beginning June 30, 2005) until such time as the Board agreed that it could be discontinued. The Lipper information reviewed by the directors included pro forma advisory and administration fees assuming the additional 5 basis point advisory fee waiver had been in effect throughout the Fund's fiscal year ended 2005.

The Adviser informed the directors that there are no institutional products managed by the Adviser which have a substantially similar investment style as the Fund. The directors reviewed information in the Adviser's Form ADV and noted that it charged institutional clients lower fees for advising comparably sized accounts using strategies that differ from those of the Fund but which involve investments in securities of the same type that the Fund invests in (i.e., domestic growth equity securities). They had previously received an oral presentation from the Adviser that supplemented such information. The directors noted that the Adviser advises another AllianceBernstein fund with a similar although somewhat different investment style as the Fund for a fee rate schedule with breakpoints and no performance component.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and to the Fund. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Fund by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients, and that fees charged to the Fund reflect the costs


38 o ALLIANCE ALL-MARKET ADVANTAGE FUND


and risks of the additional obligations. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within a comparison group created by Lipper (an Expense Group, which Lipper described as a representative sample of comparable funds). Comparison information for an Expense Universe (described by Lipper as a broader group, consisting of all funds in the Fund's classification/objective with a similar load type as the Fund) was not provided by Lipper in light of the relatively small number of funds in the Fund's Lipper category. The expense ratio of the Fund was based on the Fund's latest fiscal year expense ratio. The Lipper information reviewed by the directors included the pro forma expense ratio provided by the Adviser assuming the current advisory fee waiver and the termination effective October 1, 2005 of the Fund's Shareholder Servicing Agreement with a third party broker dealer (pursuant to which the Fund paid a 10 basis point fee) had been in effect throughout fiscal 2005 . All references to expense ratios are to the pro forma expense ratio. The directors recognized that the expense ratio information for the Fund potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the expense ratios of some funds in the Fund's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The information reviewed by the directors showed that the Fund's latest fiscal period pro forma management fees of 81 basis points (pro forma combined advisory and administration fees paid under the Advisory and Administration Agreements) were slightly lower than the Expense Group median and the same as the Expense Universe median. The directors noted that the Fund currently benefits from a 10 basis point base advisory fee waiver and that the Adviser had previously agreed to continue the 10 basis point waiver until such time as the Board agreed that the waiver may be terminated. The directors also noted that the Fund's pro forma total expense ratio was materially higher than the Expense Group and Expense Universe medians. The directors further noted that the Adviser had recently reviewed with them steps being taken that are intended to reduce expenses of the AllianceBernstein Funds. The directors concluded that the Fund's expense ratio was acceptable in the Fund's particular circumstances.

Economies of Scale

The directors considered that the Fund is a closed-end Fund and that it was not expected to have meaningful asset growth as a result. In such circumstances, the directors did not view the potential for realization of economies of scale as the Fund's assets grow to be a material factor in their deliberations. The directors noted that if the Fund's net assets were to increase materially as a result of, e.g., an acquisition or rights offering, they would review whether potential economies of scale would be realized.


ALLIANCE ALL-MARKET ADVANTAGE FUND o 39


SUMMARY OF GENERAL INFORMATION


Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 219-4218. The Fund distributes its daily net asset value to various financial publications or independent organizations such as Lipper, Inc., Morningstar, Inc. and Bloomberg. The Fund's NYSE trading symbol is "AMO". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's, as well as other newspapers ina table called "Closed-End Funds."

Information Regarding New or Amended Investment Policies

The Fund's Board of Directors recently approved an investment policy that permits the Fund to invest in other investment companies to the full extent permitted by the Investment Company Act of 1940 (the "1940 Act") and the rules thereunder. The Board of Directors also approved the Fund's investments of uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act.

Dividend Reinvestment Plan

All shareholders whose shares are regis-tered in their own names will have all distributions reinvested automatically in additional shares, unless a shareholder elects to receive cash.

Shareholders whose shares are held in the name of a broker or nominee will automatically have distributions reinvested by the broker or nominee in additional shares under the Plan, unless the automatic reinvestment service is not provided by the particular broker or nominee or the Shareholder elects to receive distributions in cash.

The Plan provides you with a convenient way to reinvest your dividends and capital gains in additional shares of the Fund, thereby enabling you to compound your returns from the Fund.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call ComputerShare Trust Company, N.A. at (800) 219-4218.


40 o ALLIANCE ALL-MARKET ADVANTAGE FUND


THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS


ALLIANCEBERNSTEIN FAMILY OF FUNDS


-------------------------------------------
Wealth Strategies Funds
-------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

-------------------------------------------
Blended Style Funds
-------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

-------------------------------------------
Growth Funds
-------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund

-------------------------------------------
Value Funds
-------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

-------------------------------------------
Taxable Bond Funds
-------------------------------------------
Global Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Intermediate Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

-------------------------------------------
Municipal Bond Funds
-------------------------------------------
National                      Michigan
Insured National              Minnesota
Arizona                       New Jersey
California                    New York
Insured California            Ohio
Florida                       Pennsylvania
Massachusetts                 Virginia

-------------------------------------------
Intermediate Municipal Bond Funds
-------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

-------------------------------------------
Closed-End Funds
-------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

-------------------------------------------
Retirement Strategies Funds
-------------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our website at www.alliancebernstein.com or call us at 800.227.4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to February 1, 2006, Global Government Income Trust was named Americas Government Income Trust and Intermediate Bond Portfolio was named Quality Bond Portfolio.

**    An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


ALLIANCE ALL-MARKET ADVANTAGE FUND o 41


ALLIANCE ALL-MARKET ADVANTAGE FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS

AMA-0151-0906


ITEM 2.  CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as
Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Pricewaterhouse Coopers for the Fund's 2005 fiscal years and by KPMG LLP for the Fund's 2006 fiscal year for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders;
(ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

                                          Audit-Related
                          Audit Fees           Fees          Tax Fees
-------------------------------------------------------------------------------
                2005       $47,000            $1,880          $25,150
                2006       $37,500            $    0          $ 9,250

(d)  Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent registered public accounting firm. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f)  Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70 ("Service Affiliates"):

                                                           Total Amount of
                                                        Foregoing Column Pre-
                                                        approved by the Audit
                                 All Fees for                 Committee
                              Non-Audit Services        (Portion Comprised of
                                Provided to the          Audit Related Fees)
                            Portfolio, the Adviser      (Portion Comprised of
                            and Service Affiliates            Tax Fees)
-------------------------------------------------------------------------------
        2005                     $1,005,924                 [ $27,030 ]
                                                            ( $ 1,880 )
                                                            ( $25,150 )

       *2006                     $4,884,346                 ( $ 9,250 )
                                                              $     0
                                                            ( $ 9,250 )

* On June 14, 2006, the Fund engaged KPMG LLP as independent accountants for fiscal year 2006.

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent auditor to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee members are as follows:

David H. Dievler        William H. Foulk, Jr
John H. Dobkin          D. James Guzy
Michael J. Downey       Nancy P. Jacklin
                        Marshall C. Turner, Jr.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Statement of Policies and Procedures for Proxy Voting

October 2006

1.  Introduction

As a registered investment adviser, AllianceBernstein L.P. ("AllianceBernstein", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein's growth, value and blend investment groups investing on behalf of clients in both US and non-US securities.

2.  Proxy Policies

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

2.1  Corporate Governance

AllianceBernstein's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer. Finally, because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we will support shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast.

2.2  Elections of Directors

Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors (or vote against in non-US markets) that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

2.3  Appointment of Auditors

AllianceBernstein believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. The Sarbanes-Oxley Act of 2002 prohibited certain categories of services by auditors to US issuers, making this issue less prevalent in the US. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees as well as if there are other reasons to question the independence of the auditors.

2.4  Changes in Legal and Capital Structure

Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

2.5  Corporate Restructurings, Mergers and Acquisitions

AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

2.6  Proposals Affecting Shareholder Rights

AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

2.7  Anti-Takeover Measures

AllianceBernstein believes that measures that impede corporate transactions such as takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

2.8  Executive Compensation

AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that have below market value grant or exercise prices on the date of issuance or permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We generally will support shareholder proposals seeking additional disclosure of executive and director compensation. This policy includes proposals that seek to specify the measurement of performance based compensation. In addition, we will support proposals requiring managements to submit severance packages that exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense that should be appropriately accounted for.

2.9  Social and Corporate Responsibility

AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

3.  Proxy Voting Procedures

3.1  Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

3.2  Conflicts of Interest

AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes AllianceBernstein sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, AllianceBernstein may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of AllianceBernstein's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote;
(ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients' best interests. Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

3.3  Proxies of Certain Non-US Issuers

Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally abstain from voting those shares.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing AllianceBernstein's voting instructions. Although it is AllianceBernstein's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

3.4  Loanned Securities

Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

3.5  Proxy Voting Records

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, go to the Securities and Exchange Commission's web site at www.sec.gov or call AllianceBernstein at (800) 227-4618.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(1) The management of and investment decisions for the Fund's portfolio are made by Michael Reilly.

The following table sets forth when Michael Reilly became involved in the management of the Fund, and Michael Reilly's principal occupation during the past five years:

Employee; Year; Title                                  Principal Occupation During the Past Five (5) Years
-------------------------------------------------------------------------------------------------------------

Michael Reilly; since May 2006-Senior Vice President   Senior Vice President of AB with which he has been
of AllianceBernstein L.P. ("AB")                       associated in a substantially similar capacity to
                                                       his current position since prior to 2001.


(a) (2) The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio manager also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund's fiscal year ended September 30, 2006.

REGISTERED INVESTMENT COMPANIES
(excluding the Fund)
---------------------------------------------------------------------------------------
                                                                                           Total Assets
                                                                  Number of Registered     of Registered
                        Total Number         Total Assets         Investment Companies     Investment
                        of Registered        of Registered        Managed with             Companies Managed
Portfolio               Investment           Investment           Performance-based        with Performance-
Manager                 Companies Managed    Companies Managed    Fees                     based Fees
-------------------------------------------------------------------------------------------------------------
Michael Reilly          NONE                 NONE                 NONE                     NONE


POOLED INVESTMENT VEHICLES
-------------------------------------------------------------------------------------
                                                               Number of Pooled         Total Assets of
                     Total Number         Total Assets         Investment Vehicles      Pooled Investment
                     of Pooled            of Pooled            Managed with             Vehicles Managed
Portfolio            Investment           Investment           Performance-based        with Performance-
Manager              Vehicles Managed     Vehicles Managed     Fees                     based Fees
-----------------------------------------------------------------------------------------------------------
Michael Reilly       NONE                 NONE                 NONE                     NONE


OTHER ACCOUNTS
-------------------------------------------------------------------------------------
                                                               Number of Other          Total Assets of
                     Total Number         Total Assets         Managed with             Other Accounts
Portfolio            of Other             of Other             Performance-based        with Performance-
Manager              Accounts Managed     Accounts Managed     Fees                     based Fees
-----------------------------------------------------------------------------------------------------------
Michael Reilly       23                   $2,935,000,000       1                        $329,000,000


Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, Alliance owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading. Alliance has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of Alliance own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, Alliance permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. Alliance's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by Alliance. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. Alliance has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, Alliance's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

Allocating Investment Opportunities. Alliance has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at Alliance routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

Alliance's procedures are also designed to prevent potential conflicts of interest that may arise when Alliance has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which Alliance could share in investment gains.

To address these conflicts of interest, Alliance's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

(a) (3)  Portfolio Manager Compensation

Alliance's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:

(i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

(ii) Discretionary incentive compensation in the form of an annual cash bonus:
Alliance's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, Alliance considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of Alliance. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. Alliance also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of Alliance's leadership criteria.

(iii) Discretionary incentive compensation in the form of awards under Alliance's Partners Compensation Plan ("deferred awards"): Alliance's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of Alliance's clients and mutual fund shareholders with respect to the performance of those mutual funds. Alliance also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance's publicly traded equity securities.(1)

(iv) Contributions under Alliance's Profit Sharing/401(k) Plan: The contributions are based on Alliance's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of Alliance.

(a) (4) The dollar range of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of the Fund's fiscal year ended September 30, 2006 is set forth below:

                          DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
--------------------------------------------------------------------------
Michael Reilly            None

(1) Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of Alliance Capital's Master Limited Partnership Units.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.     DESCRIPTION OF EXHIBIT
---------------------------------------
12 (a) (1)      Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)      Certification of Principal Executive Officer Pursuant to
                Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)      Certification of Principal Financial Officer Pursuant to
                Section 302 of the Sarbanes-Oxley Act of 2002

12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the
                Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  Alliance All-Market Advantage Fund, Inc.

By:   /s/ Marc O. Mayer
      -------------------
      Marc O. Mayer
      President

Date: November 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Marc O. Mayer
      -------------------
      Marc O. Mayer
      President

Date: November 28, 2006

By:   /s/ Joseph J. Mantineo
      ------------------------
      Joseph J. Mantineo
      Treasurer and Chief Financial Officer

Date: November 28, 2006